UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): February 18, 2005

Commission File Number 000-33009

MEDCATH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	56-2248952
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10720 Sikes Place
Charlotte, North Carolina     28277
(Address of principal executive offices, including zip code)

(704) 708-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

     As previously disclosed in MedCath Corporation’s (“MedCath” or the “Company”) Quarterly Report on Form 10-Q for the period ended December 31, 2004, which was filed on February 8, 2005, MedCath recently sold substantially all of the assets of The Heart Hospital of Milwaukee (“HHM”). In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”), the Company is required to present revenues, expenses and the gain on the disposition of HHM as income (loss) from discontinued operations for each period presented in its quarterly reports filed during fiscal 2005 and for comparable periods in fiscal 2004. The provisions of SFAS No. 144 will require that the consolidated financial statements included in MedCath’s Annual Report on Form 10-K for the year ending September 30, 2005 contain the same reclassification for each of the years presented in that report. MedCath is providing this information in advance of the filing of the Annual Report on Form 10-K for the year ending September 30, 2005, because the Company believes that this information is useful to investors in evaluating the performance of MedCath.

     The historical financial information included in Exhibit 99.1 has been revised and updated from its original presentation to incorporate the impact of the reclassification as discontinued operations of the results of operations of HHM, which was sold on December 1, 2004, for the years ended September 30, 2004 and 2003.

     MedCath has historically provided measures of financial performance that are not calculated and presented in conformity with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA and Adjusted EBITDA before pre-opening expenses. Adjusted EBITDA represents MedCath’s income (loss) from continuing operations before income tax (benefit) expense; minority interest share of (earnings) losses of consolidated subsidiaries; equity in earnings of unconsolidated affiliates; other income, net; interest income; interest expense; loss on debt refinancing; impairments of goodwill and long-lived assets; (gain)/ loss on disposal of property, equipment and other assets; amortization; and depreciation. Adjusted EBITDA before pre-opening expenses represents Adjusted EBITDA, as defined above, adjusted to exclude costs incurred during development and prior to the opening of a facility (pre-opening expenses). MedCath’s management uses Adjusted EBITDA and Adjusted EBITDA before pre-opening expenses to measure the performance of the company’s various operating entities, to compare actual results to historical and budgeted results and to make capital allocation decisions. Management provides Adjusted EBITDA to investors to assist them in performing their analysis of MedCath’s historical operating results. Further, management believes that many investors in MedCath also invest in, or have knowledge of, other healthcare companies that use Adjusted EBITDA as a financial performance measure. MedCath’s management provides Adjusted EBITDA before pre-opening expenses to investors to provide a financial measure of MedCath’s operations that excludes the effect of hospitals under development during the reporting period. Because Adjusted EBITDA is a non-GAAP measure, Adjusted EBITDA, as defined above, and Adjusted EBITDA before pre-opening expenses, as defined above, may not be comparable to other similarly titled measures of other companies. MedCath has included a supplemental schedule in Exhibit 99.2 that reconciles historical Adjusted EBITDA and Adjusted EBITDA before pre-opening expenses to MedCath’s income (loss) from continuing operations.

     The information set forth under this Item 7.01 is being furnished under Items 7.01 and 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Consolidated Statements of Operations Restated for Discontinued Operations for the years ended September 30, 2004 and 2003

Exhibit 99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

     The exhibits set forth under this Item 9.01 are being furnished under Items 2.02 and 7.01 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: February 18, 2005	By:	/s/ James E. Harris
James E. Harris
Executive Vice President and Chief Financial Officer